SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                   FORM 8-K/A


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               September 17, 2004
                              ---------------------
                Date of Report (Date of earliest event reported)


                               Salmon Express, Inc.
                               --------------------
             (Exact name of registrant as specified in its charter)



                                    Nevada
                                    ------
                 (State or other jurisdiction of incorporation)


   333-111996                                             98-0228169
(Commission  File  Number)                              (IRS  Employer
                                                      Identification  No.)


                  6604 Topaz Drive, Vernon, BC, Canada, V1H 1N8
                  ---------------------------------------------
             (address  of  principal  executive offices)(Zip  Code)


                                    (250) 558-0991
                                    --------------
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report.)

The Current Report on Form 8-K/A amends in its entirety the Registrant's Form 8-K filed on September 22, 2004 with respect to items discussed under Item 4.01 regarding the Registrant's change in certifying accountant.

Item  4.01  Changes  in  Registrant's  Certifying  Accountant.

As of September 17, 2004, Weinberg & Company, P.A. ("Weinberg"), of 6100 Glades Road, Suite 314, Boca Raton, Florida 33434, was dismissed by the Registrant as the auditor for the Registrant. The dismissal was approved by the board of directors of the Registrant at a Board meeting held on the morning of September 17, 2004. The Registrant does not have an audit or similar committee. Weinberg audited the Company's financial statements as of November 30, 2003 and the related statements of operations, stockholders' equity and cash flows for the period from February 20, 2003 (inception) through November 30, 2003. Weinberg's report on these financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles; however, the report contained a modification paragraph that expressed substantial doubt about the Company's ability to continue as a going concern.

Since inception through November 30, 2003, and the subsequent period preceding dismissal, there were no disagreements with Weinberg on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to the satisfaction of Weinberg would have caused Weinberg to make reference to the matter in their report. There were no "reportable events" as that term is described in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company has provided Weinberg with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B. Weinberg has written a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a). A copy of Weinberg's letter is attached hereto as an exhibit to this document.

As of September 17, 2004, the Registrant engaged MORGAN & COMPANY of Vancouver, British Columbia, Canada, as the independent accountant for the Registrant to audit the Registrant's financial statements. Prior to engaging the new accountant, neither the Registrant nor any one on the Registrant's behalf consulted with the new accountant on any matter except to ascertain whether the accountant had the time and resources to accept the Registrant as a new client.

Item  9.01.  Exhibits.

Exhibits.

16.1 Letter re change in certifying accountant from WEINBERG & COMPANY, P.A.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SALMON  EXPRESS,  INC.



                                     By:  /s/ Pete Smith
                                     -------------------------------------
                                     Pete  Smith
                                     President
Date:  March  8,  2005